SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                           Filed by the Registrant |X|
                 Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement                  |X| Definitive Proxy Statement
|_| Definitive Additional Materials              |_| Soliciting Materials Under
|_| Confidential, for use of the Commission          Rule 14a-12
    only (as permitted by Rule 14a-6(e)(2))

                           COVER-ALL TECHNOLOGIES INC.
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                (Name of Registrant as Specified in its Charter)

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       (Name of Person(s) Filing Proxy Statement if other than Registrant)

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            pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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|_|   Check box if any part of the fee is offset as provided by Exchange Act
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      paid previously. Identify the previous filing by registration statement
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

                           COVER-ALL TECHNOLOGIES INC.

John Roblin
Chairman of the Board of Directors,
President and Chief Executive Officer

                                                                    May 11, 2001

To All Cover-All Stockholders:

      I cordially invite you to attend the Annual Meeting of Stockholders which will be held at the Sheraton Crossroads Hotel, Crossroads Corporate Center, 1 International Boulevard, Mahwah, New Jersey 07495, on Thursday, June 21, 2001 at 9:30 a.m., local time.

      The annual election of directors will take place at the Meeting. Personal information about the nominees for the Board of Directors as well as information about the functions of the Board and its committees are contained in the Proxy Statement.

      Regardless of the number of shares you own or whether you plan to attend, it is important that your shares be represented and voted at the Meeting. You are requested to complete, sign, date and mail the accompanying form of Proxy in the enclosed envelope provided for that purpose (to which no postage need be affixed if mailed in the United States) whether or not you expect to attend the Meeting in person. The Proxy is revocable by you at any time prior to its exercise and will not affect your right to vote in person in the event you attend the Meeting. The prompt return of the Proxy will be of assistance in preparing for the Meeting and your cooperation in this respect will be greatly appreciated.

      Please read the formal notice of the Meeting and the Proxy Statement carefully. For those of you who cannot be present at the Meeting, I urge you to participate by completing, signing and returning your Proxy in the enclosed envelope. Your vote is important, and the management of Cover-All Technologies Inc. appreciates the cooperation of stockholders in directing proxies to vote at the Meeting.

                                           Sincerely,


                                           JOHN ROBLIN
                                           Chairman of the Board of Directors,
                                           President and Chief Executive Officer

                           COVER-ALL TECHNOLOGIES INC.

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                              --------------------

To the Stockholders of Cover-All Technologies Inc.:

      The Annual Meeting of Stockholders of Cover-All Technologies Inc., a Delaware corporation (the "Company"), will be held on June 21, 2001 at 9:30 a.m., local time, at the Sheraton Crossroads Hotel, Crossroads Corporate Center, 1 International Boulevard, Mahwah, New Jersey 07495, to consider and act upon the following:

      1. To elect the class of directors consisting of one director to serve for a term of three years and until his successor shall have been duly elected and qualified ("Proposal No. 1"); and

      2. To transact such other business as may properly come before the Meeting and any adjournments thereof.

      Stockholders of record at the close of business on April 25, 2001, which is the record date for the Meeting, are entitled to receive notice of, and to vote at, the Meeting and at any adjournment thereof. A Proxy and a Proxy Statement for the Meeting are enclosed.

      All stockholders are cordially invited to attend the Meeting in person. Whether or not you plan to attend the Meeting, please complete, sign, date and return the enclosed Proxy, which is solicited by the Board of Directors of the Company, to ensure that your shares are represented at the Meeting. Stockholders who attend the Meeting may revoke their Proxies and vote their shares in person.

                                   By Order of the Board of Directors,


                                   ANN F. MASSEY
                                   Secretary

Date: May 11, 2001

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IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE MARK, DATE AND SIGN THE
ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.
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

                           COVER-ALL TECHNOLOGIES INC.

                              --------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 21, 2001

                              --------------------

                                     GENERAL

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cover-All Technologies Inc., a Delaware corporation (the "Company"). These proxies will be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the Sheraton Crossroads Hotel, Crossroads Corporate Center, 1 International Boulevard, Mahwah, New Jersey 07495, on June 21, 2001 at 9:30 a.m., local time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders and in this Proxy Statement.

      The principal executive offices of the Company are located at 18-01 Pollitt Drive, Fair Lawn, New Jersey 07410. The approximate date on which this Proxy Statement and accompanying Proxy will first be sent or given to stockholders is May 11, 2001.

                       VOTING SECURITIES AND VOTE REQUIRED

      Stockholders of record as of the close of business on April 25, 2001 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournment or adjournments thereof. As of the Record Date, there was only one class of voting securities of the Company outstanding, that being Common Stock. Each holder of Common Stock on the Record Date is entitled to one vote for each share held. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the Meeting. Assuming a quorum is present, the nominees for directors receiving a plurality of the votes cast at the Meeting shall be elected.

      With regard to the election of directors, votes may be cast in favor or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect except that votes withheld will be counted toward determining the presence of a quorum for the transaction of business.

      Abstentions and broker "non-votes" will be counted toward determining the presence of a quorum for the transaction of business. Abstentions may be specified on all proposals except the election of directors. With respect to proposals other than the election of directors, abstentions will have the effect of a negative vote. A broker "non-vote" will have no effect on the outcome of any other proposals. The treatment of abstentions and broker "non-votes" is consistent with applicable Delaware law and the Company's By-Laws.

      As of April 25, 2001, 15,181,172 shares of the Company's Common Stock were outstanding.

                                VOTING OF PROXIES

      Proxies are solicited by the Board of Directors of the Company in order to provide every stockholder with an opportunity to vote on all matters that properly come before the Meeting, whether or not the stockholder attends in person. When the enclosed form of Proxy is properly signed, dated and returned, the shares represented will be voted by the persons named as Proxies in accordance with the stockholder's direction. If no direction is indicated, the shares will be voted as recommended by the Board of Directors. The enclosed Proxy confers discretionary authority to vote with respect to the transaction of such other business of a procedural nature or incidental to the Meeting as may properly come before the Meeting. As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matter to be brought before the Meeting. However, if any other matters not mentioned in the Proxy Statement are properly brought before the Meeting or any adjournment thereof, the persons named in the enclosed Proxy or their substitutes will have discretionary authority to vote proxies given in said form, or otherwise act, in respect of such matters in accordance with their best judgment. Any stockholder executing a form of Proxy may revoke that Proxy or may submit a revised form of Proxy at any time before it is voted. A stockholder may also vote by ballot at the Meeting, thereby canceling any Proxy previously returned.

                          SECURITY OWNERSHIP OF CERTAIN
          BENEFICIAL OWNERS, DIRECTORS, NOMINEES AND EXECUTIVE OFFICERS

      The following table contains information as of March 31, 2001 as to the number of shares of Common Stock beneficially owned by (i) each person known by the Company to own beneficially more than 5% of the Company's Common Stock, (ii) each person who is a director or who is a nominee to be a director of the Company, (iii) the executive officers for whom information is included in the Summary Compensation Table, and (iv) all persons as a group who are directors and executive officers of the Company, and as to the percentage of outstanding shares held by such persons on that date.

                                                                           Amount Beneficially     Percent of
Name and Address                         Status of Beneficial Owner             Owned (1)          Class (2)
----------------                         --------------------------        -------------------     ---------
Mark D. Johnston                         Director                             3,173,964 (3)           19.8%

Finova Mezzanine Capital Inc.            Beneficial Owner of more than        2,400,000 (4)           13.7%
  500 Church Street, Suite 200             5% of the Company's Common
  Nashville, TN  37219                     Stock

Atlantic Employers Insurance Company     Beneficial Owner of more than        1,238,273                8.2%
  1601 Chestnut Street, TL44D              5% of the Company's Common
  Philadelphia, PA 19101                   Stock

John Roblin                              Chairman of the Board of               695,275 (5)            4.4%
                                           Directors, President and
                                           Chief Executive Officer

Earl Gallegos                            Director                               448,000 (6)            2.9%

Ian J. Meredith                          Director                                10,000 (7)            *

James R. Stallard                        Director                                    --               --

Robert A. Marshall                       Director (8)                                --               --

Maryanne Z. Gallagher                    Chief Operating Officer                 72,895 (9)            *

Frank R. Orzell                          Chief Marketing Officer                     --               --

Ann F. Massey                            Chief Financial Officer                 10,000 (10)           *

Harvey Daniels                           Senior Vice President of                 9,500 (11)           *
                                           Operations
John Carducci                            Former Chief Software                       --               --
                                           Architect
Dalia Ophir                              Former Chief Technology                     --               --
                                           Officer
All current directors and executive                                           4,410,134 (12)          25.7%
  officers as a group (9 persons)

---------------
*     Less than one percent.

(1) Includes options exercisable within sixty (60) days of the date as of which beneficial ownership is determined, pursuant to Rule 13d-3 under the Securities Exchange Act of 1934.

(2) Based upon 15,181,172 total outstanding shares of Common Stock on March 31, 2001, plus shares of Common Stock that may be acquired by the person or group indicated pursuant to any options or warrants exercisable within sixty (60) days.

(3) Mark Johnston owns an aggregate of 3,173,964 shares of Common Stock, which is constituted by the following: Software Investments Ltd. (of which Mr. Johnston is the sole stockholder) beneficially owns 1,688,964 shares of Common Stock; Vault Management Ltd. (of which Mr. Johnston is the sole stockholder) beneficially owns 1,280,000 shares of Common Stock, including 640,000 shares of Common Stock that may be acquired pursuant to the exercise of outstanding warrants; and 205,000 shares of Common Stock that may be acquired pursuant to the exercise of outstanding stock options. See "Certain Relationships and Related Transactions."

(4) Represents shares of Common Stock receivable upon conversion of 12.5% Convertible Debenture due March 2002.

(5) Represents 120,275 shares of Common Stock and 575,000 shares of Common Stock that may be acquired pursuant to the exercise of outstanding stock options.

(6) Represents 448,000 shares of Common Stock that may be acquired pursuant to the exercise of outstanding stock options.

(7) Represents 10,000 shares of Common Stock that may be acquired pursuant to the exercise of outstanding stock options.

(8)   Mr. Marshall was named to the Board of Directors in April 2001.

(9) Represents 10,395 shares of Common Stock and 62,500 shares of Common Stock that may be acquired pursuant to the exercise of outstanding stock options.

(10) Represents 10,000 shares of Common Stock that may be acquired pursuant to the exercise of outstanding stock options.

(11) Represents 2,000 shares of Common Stock and 7,500 shares of Common Stock that may be acquired pursuant to the exercise of outstanding stock options.

(12) Includes 1,950,500 shares of Common Stock which may be acquired pursuant to the exercise of outstanding stock options and warrants.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

      There are six members of the Board of Directors of the Company classified into three classes, with the three-year term of office of each class expiring at the meeting of stockholders in successive years, upon the election and qualification of successor classes. The term of office of two directors will expire at the Meeting. One of the Company's current directors whose term is expiring at the Meeting, Ian J. Meredith, is not running for re-election upon the conclusion of his term. The Director in the class subject to election will be elected to serve for a term of three years or until his successor shall have been elected and qualified.

      The nominee for the class to be elected at the Meeting is James R. Stallard. Mr. Stallard was named a director of the Company in 1996.

      The Company's By-Laws provide for eight members of the Board of Directors. There were two vacancies as of the Record Date.

      Proxies may not be voted for a greater number of persons than the one nominee named. Unless otherwise indicated, all proxies received will be voted in favor of the election to the Board of Directors of the nominees named above. Should the nominee not remain a candidate for election at the date of the Meeting (which contingency is not now contemplated or foreseen by the Board of Directors), proxies solicited hereby may be voted for substitute nominee selected by the Board of Directors. The nominee for director receiving a plurality of the votes cast at the Meeting shall be elected. Shares represented by Proxy as to which authority to vote for a named nominee is properly "withheld" will not be counted either "for" or "against" in determining a plurality for such nominee.

      The following table lists the names of the directors and the nominee for Director, their ages, their current positions with the Company and the expiration date of their term as director of the Company.

      Name                                       Age            Position                  Term as Director Expires
      ----                                       ---            --------                  ------------------------
John Roblin................................      56       President, Chief Executive           2003
                                                          Officer and Chairman of the
                                                          Board of Directors
Robert A. Marshall.........................      60       Director                             2003
Earl Gallegos..............................      43       Director                             2002
Mark D. Johnston...........................      44       Director                             2002
James R. Stallard*.........................      48       Director                             2001

-----------------
* Term of class expires at the Meeting. Director indicated is a nominee for re-election.

      John Roblin has served as President and Chief Executive Officer of the Company since December 1999 and as a director since March 2000. He was named Chairman of the Board of Directors in February 2001. Prior to joining the Company, Mr. Roblin was Chief Information Officer and Senior Vice President for CIGNA Property and Casualty, positions he held since 1998. From 1994 until 1998, he was Chief Information Officer and Senior Vice President for Advanta Corporation. Prior to 1994, he was the Chief Information Officer at Chubb & Son, USF&G and Traveler's Personal Lines Division.

      Earl Gallegos was named a director of the Company in March 1997. From 1987 to 1994, Mr. Gallegos was an Executive Vice President of Operations for Pacific Rim Assurance Company. Mr. Gallegos spent seven years working within all aspects of the workers' compensation insurance company. In July 1994, Mr. Gallegos founded his own consulting firm, Earl Gallegos Management, LLC, in which he performs management consulting within the insurance and software industries. Some of his larger projects include implementation and management of a software system to support a statewide managed care program and the founding of a twenty-four hour managed care company in the state of California.

      Mark D. Johnston was named a director of the Company in 1996. Mr. Johnston has served as Chairman of the Board of Directors from November 1999 until February 2001 and has served as the Interim Chief Financial Officer from March 2000 to February 2001. Mr. Johnston also served as Chief Financial Officer on an interim basis from March 1997 until January 1998. Mr. Johnston is an executive director of Software Investments Limited ("SIL"), Vault Management Limited ("Vault") and Care Corporation Limited ("Care"), all of which are British Virgin Islands corporations. Mr. Johnston was named to the Board of Directors pursuant to the terms of a Stock Purchase

Agreement dated as of March 31, 1996 among the Company, SIL and Care. Under the Stock Purchase Agreement, the Company agreed to name Mr. Johnston as a director in the Class of 1996 as the designee of SIL and Care. The Company further agreed that as long as SIL and Care collectively hold an aggregate of 20% or more of the issued and outstanding shares of the Company's Common Stock, a designee, which may be Mr. Johnston or a successor designated by SIL and Care, shall be included as one of the management nominees for director of the Company at each meeting of stockholders, beginning with the 1996 Annual Meeting, and that if the designee is not elected at the 1996 Annual Meeting or any subsequent annual meeting called for the purpose of reelecting or electing such class of directors, the Company shall, following such meeting, elect the designee to its Board of Directors to serve for a period equal to the remainder of the term of such class of directors and amend its By-Laws to create any vacancy, if required. The Stock Purchase Agreement further stipulates that if, at any time, any designee shall decline or be unable to serve as a director of the Company, another designee shall be elected as a director to fill the vacancy thus created. Each designee shall have all voting and other rights provided to directors of the Company generally. See "Certain Relationships and Related Transactions."

      James R. Stallard was named a director of the Company in 1996. Since 1999, Mr. Stallard has been a Senior Vice President of ACE USA. From 1994 to 1999, Mr. Stallard was a Vice President at CIGNA Property and Casualty. CIGNA Property and Casualty was purchased by ACE USA in 1999. Mr. Stallard has held a variety of management positions in underwriting, administration and systems in the property and casualty insurance industry for nearly 28 years, and for 21 years was employed by Transamerica Insurance Company (now known as TIG). Mr. Stallard was named to the Board of Directors of the Company pursuant to a Restructuring Agreement dated as of March 1, 1996 among the Company and several customers and parties to two lawsuits. Under the Restructuring Agreement, the Company agreed to name to its Board of Directors one designee selected by a majority in amount of the settlement shares issued pursuant to the Restructuring Agreement. Mr. Stallard, as designee, was elected as a director in the Class of 1998 and was reelected at the Company's 1998 Annual Meeting of Stockholders. The Company further agreed that if the designee dies or resigns, his successor will be designated a director.

      Robert A. Marshall (age 60) was named a director of the Company in April 2001. Mr. Marshall was President and Chief Operating Officer of Arcadia Financial, Ltd. from 1999 to 2000. From 1997 to 1998, he was an independent consultant to various companies within the financial services industry. From 1988 to 1997, Mr. Marshall was employed with Advanta Corporation where he held various senior management positions such as President of the Credit Card Division, President of Advanta National Bank and Corporate Executive Vice President.

      In addition to Mr. Roblin, who is the Chairman of the Board of Directors, President and Chief Executive Officer of the Company, Maryanne Z. Gallagher is Chief Operating Officer, Frank R. Orzell is Chief Marketing Officer, and Ann F. Massey is the Chief Financial Officer and Secretary.

      Maryanne Z. Gallagher (age 39) has served as Chief Operating Officer since February 2001. Prior to that position, Ms. Gallagher served as Senior Vice President since January 2000. From November 1998 until December 1999, Ms. Gallagher served as the Company's Vice President - Customer Service. Ms. Gallagher joined the Company in 1990 and has held various development and support positions in the Classic Division through 1998.

      Frank R. Orzell (age 64) has served as the Company's Chief Marketing Officer since March 2001. Mr. Orzell has served both as management consultant and executive with some of the world's leading insurance organizations. He participated in all aspects of information technology from concept to working result, from in-house development to software acquisition and outsourcing. From 1999 to 2000, Mr. Orzell was Vice President of ACE INA where he was responsible for the firm's global e-business initiatives. In 1999, Mr. Orzell served as Vice President, Specialty Systems for Cigna Property & Casualty Insurance. From 1998 to 1999, Mr. Orzell served as Vice President, Financial Services Consulting for The Concours Group. From 1996 to 1998, Mr. Orzell was Senior Vice President of Technology Solutions Company. Prior to 1996, he held various senior management positions with such consulting firms as Booz, Allen & Hamilton, CSC/Index and Coopers & Lybrand.

      Ann F. Massey (age 43) has served as the Company's Chief Financial Officer since February 2001 and has served as the Company's Corporate Secretary since April 1997. In March 1997, Ms. Massey was appointed Controller of the Company and in March 1996, she was appointed Assistant Treasurer of the Company. From 1994 until February 1996, Ms. Massey served as Assistant Controller for the insurance services division of the Company. Prior to 1994, Ms. Massey served as the Company's Accounting Manager.

        THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE NOMINEE.

                        BOARD OF DIRECTORS AND COMMITTEES

      There were eight (8) meetings of the Board of Directors of the Company held during the last fiscal year. All current directors attended at least 75% of the total number of meetings of the Board and all committee meetings of the Board on which the director served.

      The Board of Directors has standing Compensation and Audit Committees. The full Board of Directors administers each of the 1994 Non-Qualified Stock Option Plan for Consultants, the 1994 Stock Option Plan for Independent Directors and the 1995 Employee Stock Option Plan, as amended (collectively, the "Stock Option Plans"). The Company does not have a standing nominating committee.

      The members of the Compensation Committee are Messrs. Roblin and Gallegos. The principal function of the Compensation Committee is to review current and proposed employment arrangements with existing and prospective senior employees. The Compensation Committee did not meet during the fiscal year ended December 31, 2000.

      The Audit Committee of the Board of Directors of the Company is composed of two directors, Messrs. Stallard and Gallegos. Mr. Stallard is considered independent by the listing standards of the National Association of Securities Dealers. The Audit Committee operates under a written charter adopted by the Board of Directors on June 9, 2000. This charter is attached hereto as Annex A. The Audit Committee's principal functions are to assist the Board of Directors in its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission; (ii) the system of internal accounting and financial controls that management has established; and (iii) the internal and external audit process. In addition, the Audit Committee provides an avenue for communication between the independent accountants, financial management and the Board of Directors. During the fiscal year ended December 31, 2000, the Audit Committee met once.

      In administering the Stock Option Plans, the Board of Directors' principal function is to administer the respective plans, including selecting the employees, consultants and directors to whom options will be granted, determining the number, terms and conditions of options to be granted to any such employee, consultant or director when options are to be granted, and establishing rules and regulations for the administration of the respective plans.

                          REPORT OF THE AUDIT COMMITTEE

      Each year, the Audit Committee recommends to the Board of Directors, the selection of the Company's independent auditors. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

      The Audit Committee has met and held discussions with management and Moore Stephens, P.C., the Company's independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the consolidated financial statements with management and independent auditors. The Audit Committee discussed with Moore Stephens, P.C. the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). These matters included a discussion of Moore Stephens, P.C.'s judgments about the quality (not just the acceptability) of the Company's accounting principles as applied to financial reporting.

      Moore Stephens, P.C. also provided the Audit Committee with the written disclosures and letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Moore Stephens, P.C. that firm's independence.

      Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representation of management and the disclosures by the independent auditors to the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                                James R. Stallard
                                                Earl Gallegos
                                                (members of the Audit Committee)

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      On March 31, 1996, the Company was granted by Care Corporation Limited ("Care") the exclusive license for the Care software systems for use in the worker's compensation claims administration markets in Canada, Mexico and Central and South America (the "Care Software License"). In exchange for this license, the Company issued to Care 2,500,000 shares of the Company's Common Stock and the Company recorded a software license for $5,000,000. The agreement was revised on March 14, 1997 and the Company engaged Care as its exclusive sales agent for a monthly fee of $10,000 against commissions of 20%. Depending upon the level of revenue reached, or not reached, the Company had the right to repurchase all or a portion of the shares issued to Care at $.01 per share.

      In the fourth quarter of 1997, the Company made a strategic decision to allocate its future resources to its TAS 2000 and Classic product lines rather than the product line obtained via the Care Software License. In this regard, on March 31, 1998, the Company negotiated and consummated a buy back by Care of the Care Software License.

      For the buy back of the Care Software License by Care, the Company received $500,000 on March 31, 1998 and a $4,500,000 non-interest bearing non-recourse (except as to collateral) note payable in semi-annual installments of $500,000 which, when discounted, resulted in a principal amount of the note of $3,893,054. Due to the related party nature of the Care Software License buy back agreement, the Company recorded the $1,143,000 difference between the carrying value of the Care Software License and the discounted $4,393,000 buy back agreement to capital in excess of par value at March 31, 1998. Upon receipt of the first $500,000 payment under the agreement on March 31, 1998, the Company lifted the aforementioned $.01 per share repurchase restriction on the 2,500,000 shares.

      The discounted note was collateralized by unencumbered Cover-All stock owned by Care and a Care affiliate, Software Investments Limited ("SIL"). SIL, at the time of the buy back agreement in 1998, was controlled by The Mirror Trust, a Jersey, Channel Islands Discretionary Settlement. The Mirror Trust also owned the majority of interest of Care. The beneficiaries of The Mirror Trust were the family interests of Mark D. Johnston, who was an executive director of SIL and Care. The number of shares required as collateral was to vary, such that the market value of the shares held as collateral must equal 150% of the outstanding balance of the note, however, the maximum number of shares of Common Stock that Care was required to pledge as collateral was capped at 2,500,000. The number of shares required as collateral was to be adjusted at each payment date based on the market price of the Company's shares and the balance outstanding on such date. Based on the market price of the Company's stock on March 30, 1998, approximately 1,700,000 shares were pledged as collateral. Upon receipt of the first $500,000 payment under the agreement on March 31, 1998, the Company lifted the aforementioned $.01 per share stock repurchase restriction on the 2,500,000 shares. The Company received the subsequent payments due under the note, including the payment due by September 30, 2000. In November 1999, the Board of Directors decided that due to the hardship placed upon Care by the pledged share requirement of the pledge agreement given the then current price of the Company's Common Stock and to Care's history of making each of the $500,000 payments on the promissory note in a timely manner, it would be in the best interest of the Company to agree to allow Care to cap the number of shares of the Company's Common Stock required to be pledged to the Company pursuant to the pledge agreement to 2,500,000. In connection with the investment by Vault Management Limited ("Vault"), one-half of the payment due September 30, 2000 was deferred until December 31, 2000.

      As a result of a distribution from The Mirror Trust to the Bradbury Trust No. 7 and the distribution from such trust to Mark D. Johnston as its sole beneficiary, as of October 19, 2000, Mr. Johnston is the holder of all of the capital stock of SIL and Vault, and the holder of the majority of capital stock (approximately 65%) of Care.

      Care failed to make the scheduled payment of $250,000 due December 31, 2000, and on January 16, 2001, the Company announced that Care had defaulted on its obligation to pay the Company its semi-annual principal payment owed under the promissory note dated March 31, 1998. The Company exercised its right to accelerate all remaining amounts due under the note, which totaled $2,250,000. The pledge agreement between the Company and

Care provided that in the event of a default by Care, the Company can look to and proceed against for payment Care's 2,500,000 shares of the Company's Common Stock pledged to and held by the Company as collateral on the note. In addition, the Company announced that pursuant to the pledge agreement, the Company on January 16, 2001 transferred and registered in its name the 2,500,000 shares of the Company's Common Stock owned by Care.

      On June 21, 2000, the Company entered into an agreement with Vault to purchase between 640,000 and 1,600,000 shares of the Company's Common Stock at $.625 per share, which was the closing price per share of the Company's Common Stock on May 30, 2000, the date the agreement was reached.

      The agreement would generate a minimum of $400,000 and a maximum of $1 million in proceeds to the Company. The proceeds would be used for general working capital purposes.

      The agreement also called for the equivalent number of the Company's detachable five-year warrants to be issued to Vault at an exercise price of $.625 per share. The agreement provided that Vault shall have the option to make payments beyond the required $400,000 in $200,000 installments each on August 31, 2000, October 31, 2000 and November 30, 2000. Vault did not exercise its option to make a payment of $200,000 on any of August 31, 2000, October 31, 2000 or November 30, 2000. The decision not to exercise Vault's options was mutually agreed upon by Vault and the Company.

      As part of the Vault transaction, the Company also agreed to modify the terms of the Care note such that the semi-annual principal payment of $500,000 due and payable on September 30, 2000 shall be due and payable as to $250,000 on September 30, 2000 and as to $250,000 on December 31, 2000. The Company received the $250,000 payment on September 29, 2000. The Company did not receive the payment due on December 31, 2000. At the time of the Vault transaction, Mr. Mark Johnston was the Company's Chairman and Interim Chief Financial Officer and also a director of both Vault and Care.

      COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      The following table lists the current and former directors, officers and beneficial owners of more than 10% of the outstanding Common Stock (each a "Reporting Person") that failed to file on a timely basis reports required by
Section 16(a) of the Exchange Act during the most recent fiscal year, the number of late reports, the number of transactions that were not reported on a timely basis and any known failure to file a required Form by each Reporting Person:

                                                                    Transactions                Known Failures
Reporting Person                       Late Reports               Untimely Reported              to File Forms
----------------                       ------------               -----------------              -------------
Maryanne Z. Gallagher                        1                            0                            0
Harvey Daniels                               1                            0                            0

      Except as set forth above, the Company believes that during the fiscal year ended December 31, 2000, its executive officers, directors and holders of more than 10% of the Common Stock complied with all Section 16(a) filing requirements. In making these statements, the Company has relied upon a review of reports on Forms 3, 4, and 5 furnished to the Company during, or with respect to, its last fiscal year.

                COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Executive Compensation

      The following table summarizes all compensation earned or paid to the Company's Chief Executive Officer and each of the Company's other executive officers whose total annual salary and bonus exceeded $100,000 for services rendered in all capacities to the Company during the fiscal years ended December 31, 2000, 1999 and 1998.

                                                      Annual Compensation                            Long Term Compensation
                                           ------------------------------------------     -----------------------------------------
                                                                                                    Awards                  Payouts
                                                                                          -------------------------         -------
                                                                                          Restricted     Securities
          Name and                                                       Other Annual       Stock        Underlying          LTIP
     Principal Position          Year       Salary          Bonus        Compensation      Award(s)       Options           Payouts
     ------------------          ----      --------        --------      ------------     ----------     ----------         -------
John Roblin (1)                  2000      $240,000        $     --        $     --          25,000        125,000            --
  Chairman of the Board          1999         9,231              --              --              --        250,000            --
  of Directors, President        1998            --              --              --              --             --            --
  and Chief Executive
  Officer

Maryanne Z. Gallagher            2000       150,577              --              --              --        125,000            --
  Chief Operating                1999       115,000           7,500              --              --             --            --
  Officer                        1998        94,396           5,000              --              --             --            --

Harvey Daniels                   2000       124,029              --              --              --         15,000            --
  Senior Vice President          1999       106,323              --              --              --             --            --
  of Operations                  1998       108,367              --              --              --             --            --

Dalia Ophir (2)                  2000       212,592              --          40,000 (3)          --             --            --
  Former Chief                   1999       199,308              --              --              --             --            --
  Technology Officer             1998       178,646          50,000              --              --        150,000            --

John Carducci (4)                2000        97,100              --          14,042 (5)          --         30,000            --
  Former Chief Software          1999            --              --              --              --             --            --
  Architect                      1998            --              --              --              --             --            --

--------------------
(1)   Mr. Roblin commenced employment with the Company on December 20, 1999.

(2)   Ms. Ophir's employment with the Company ended on March 30, 2000.

(3)   Represents payments under the Company's termination agreement with Ms.
      Ophir.

(4)   Mr. Carducci's tenure with the Company lasted from February 2000 to June
      2000.

(5)   Represents amounts paid to Mr. Carducci for certain housing expenses.

Grants and Exercises of Stock Options

      The following table sets forth certain information with respect to stock options granted during the 2000 fiscal year to the executive officers of the Company listed in the Summary Compensation Table. The table also discloses the gain or "spread" that would be realized if the options granted were exercised on the expiration date assuming the Company's stock price had appreciated by the percentage levels indicated annually from the market price on the date of grant.

                                              Individual Grants
                           ------------------------------------------------------    Potential Realizable Value
                            Number of      % of Total                                at Assumed Annual Rates of
                            Securities      Options                                   Stock Price Appreciation
                            Underlying     Granted to     Exercise                         for Option Term
                             Options      Employees in     Price       Expiration    --------------------------
          Name               Granted      Fiscal Year      ($/sh)         Date            5%            10%
---------------------      -----------    ------------    --------     ----------    ------------   -----------
John Roblin                  125,000         23.3%         1.125         2/15/05        $38,750         $86,250

Maryanne Gallagher            75,000         14.0%          1.25         3/27/03         15,000          30,750
                              50,000         9.3%           .625         10/12/03         5,000          10,500
Harvey Daniels                15,000         2.8%           1.25         3/27/03          3,000           6,150

Dalia Ophir                       --          --              --              --             --              --

John Carducci                 30,000         5.6%           1.25         3/27/03          6,000          12,300


      The following table sets forth outstanding stock options held by the executive officers of the Company listed in the Summary Compensation Table at December 31, 2000.

                            Number of Securities Underlying         Value of Unexercised In-the-Money Options
                         Unexercised Options at Fiscal Year-End              at Fiscal Year-End (1)
                         --------------------------------------     -----------------------------------------
         Name                  Exercisable/Unexercisable                    Exercisable/Unexercisable
----------------------   --------------------------------------     -----------------------------------------
John Roblin                        375,000/0                                          $0/0

Maryanne Gallagher                  62,500/62,500                                      0/0

Harvey Daniels                       7,500/7,500                                       0/0

Dalia Ophir                             --                                             --

John Carducci                           --                                             --

---------------
(1) Based upon the fair market value of $.25 of the Company's Common Stock on December 29, 2000 on the OTC Bulletin Board.

Employment Agreements of Executive Officers

      On January 25, 2001, the Company entered into an employment agreement to employ John Roblin as Chairman of the Board, President and Chief Executive Officer pursuant to which the Company agreed to pay compensation to Mr. Roblin consisting of (i) $252,000 per year (to be increased to $264,000 for the period from January 1, 2002 to December 31, 2002 and to $277,830 for the period from January 1, 2003 to December 31, 2003) plus a performance based bonus; and (ii) options to purchase 500,000 shares of Common Stock, exercisable at the fair market value as of January 25, 2001, $0.3438 per share, pursuant to an incentive stock option agreement. This Agreement superseded and replaced the Employment Agreement dated December 20, 1999 but for (a) the provisions regarding Equity Interests, which provides that the Company shall (i) issue to Mr. Roblin 25,000 shares of Common Stock; (ii) grant Mr. Roblin five-year options to purchase 250,000 shares of Common Stock in accordance with an incentive stock option agreement; and (iii) grant Mr. Roblin options to purchase 125,000 shares of Common Stock, exercisable at the fair market value as of February 16, 2000, $1.125 per share, pursuant to an incentive stock option plan; and (b) the provisions regarding investment representations, legends and stop orders.

      In January 1998, the Company hired Dalia Ophir as Chief Technology Officer of the Company. The employment agreement expired on December 31, 2000 and provided for compensation at the annual rate of $180,000 (subject to annual increases) plus bonus. The employment agreement was renewable for successive one year terms jointly by the Company and Ms. Ophir by thirty (30) days notice prior to the expiration of the then-current term. The agreement provided Ms. Ophir with incentive stock options to purchase 150,000 shares of Common Stock, exercisable at $4.00 per share, pursuant to the Company's 1995 Employee Stock Option Plan. On June 6, 1998, in a letter agreement from the Company to Ms. Ophir, the Company repriced the option exercise price to $2.50 per share. Ms. Ophir's employment with the Company ended on March 30, 2000.

Compensation Committee Interlocks and Insider Participation

      During fiscal year 2000, the Compensation Committee consisted of Messrs. Roblin and Gallegos. Since December 1999, Mr. Roblin has served as President and Chief Executive Officer of the Company. Neither Mr. Roblin nor Mr. Gallegos has served as a director or executive officer of another corporation that has a director or executive officer serving on the Company's Board of Directors.

Compensation of Directors

      In 2000, the Company's outside directors received no compensation for their services as directors of the Company.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The compensation program developed by the Compensation Committee has required management to set goals at the beginning of each fiscal year for increasing income before taxes from the previous year in order to evaluate management's performance. Salary increases for each fiscal year have been based upon the Company attaining the earnings performance targets for the preceding fiscal year, unusual achievements, and cost of living. Bonuses, if any, are divided among the executive group after evaluation of each individual's performance, in consultation with senior management. Option grants are similarly based. Because the Chairman of the Board, President and Chief Executive Officer of the Company is a member of the Compensation Committee, he is separately evaluated by Mr. Gallegos and the remaining members of the Board of Directors, who take into consideration overall Company performance in attaining established targets for income before taxes and developing and achieving short term and long term goals for the Company's business. For the 2000 Fiscal Year, no bonuses were paid.

                                         Earl Gallegos
                                         John Roblin
                                         (Members of the Compensation Committee)

Performance Graph

      Displayed below is a graph which compares the cumulative total stockholder returns (including reinvestment of dividends) from the period from December 31, 1995 through December 31, 2000 on an investment of $100 in (i) the Company's Common Stock, (ii) the Russell 2000 Index (an index of small capitalization companies) and (iii) an index of peer companies selected by the Company (the "Peer Group"). Stockholders are advised that historical results are not necessarily indicative of future performance.

                                                      Comparison of 5 Year Cumulative Total Return among
                                             Cover-All Technologies Inc., The Russell 2000 Index and a Peer Group
                                       ---------------------------------------------------------------------------------

                                       12/95         12/96         12/97         12/98         12/99       12/00
Cover-All Technologies Inc.            $100.00       $100.00       $262.50       $127.08       $83.33      $17.00
The Russell 2000 Index                 100.00        101.92        131.98        126.45        187.32      100.89
Peer Group (1)                         100.00        116.49        142.55        138.92        168.45      163.36

------------------
(1) The Peer Group consists of Computer Associates International, Inc., Inspire Insurance Solutions, Inc., Electronic Data Systems and Tenfold Corp. Policy Management Systems Corp., a member of the Company's peer group for the prior year, is no longer included in the Company's Peer Group because it was acquired by another company and is no longer a separately traded entity.

                                    AUDITORS

      Moore Stephens, P.C., Cranford, New Jersey, is the principal accountant selected for approval for the fiscal year 2001. A representative of Moore Stephens, P.C. will be present at the Meeting and available to respond to appropriate questions and, in addition, such representative will be given an opportunity to make a statement at the Meeting if the representative desires.

      Audit Fees. Fees for the calendar year audit and the reviews of Form 10-Q are $147,250 of which an aggregate amount of $119,250 has been billed through December 31, 2000.

                                  ANNUAL REPORT

      All stockholders of record as of April 25, 2001 have or are currently being sent a copy of the Company's Annual Report for the fiscal year ended December 31, 2000 (the "Annual Report") which contains audited financial statements of the Company and complies with all of the disclosure requirements of the Company's 2000 Annual Report on Form 10-K as filed with the Securities and Exchange Commission. The Annual Report is deemed to be part of the material for the solicitation of Proxies. If a stockholder has not received a copy of the Annual Report, a copy of the Annual Report may be requested by writing to the Secretary, Cover-All Technologies Inc., 18-01 Pollitt Drive, Fair Lawn, New Jersey 07410.

                              STOCKHOLDER PROPOSALS

      If a stockholder intends to present a proposal at the Company's 2002 Annual Meeting of Stockholders and seeks to have the proposal included in the Company's Proxy Statement relating to that meeting, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended, the proposal must be received by the Company no later than the close of business on January 11, 2002. If a stockholder wishes to present a matter at the 2002 Annual Meeting of Stockholders that is outside of the processes of Rule 14a-8, the Company must receive notice of such matter on or before March 27, 2002. After that date, the proposal will be considered untimely and the Company's proxies will have discretionary voting authority with respect to such matter. Any proposals, as well as any related questions, should be directed to the Secretary of the Company.

                                  MISCELLANEOUS

      The Company will bear all of the costs of solicitation of proxies. In addition to solicitation of proxies by use of the mails, directors, officers and employees (who will receive no compensation therefor in addition to their regular remuneration) of the Company may solicit the return of proxies by telephone, telegram or personal interview.

      It is important that proxies be returned promptly. Stockholders are, therefore, urged to fill in, date, sign and return the proxy immediately. No postage need be affixed if mailed in the enclosed envelope in the United States.

                                              By Order of the Board of Directors


                                              ANN F. MASSEY
                                              Secretary

Date: May 11, 2001

                                     ANNEX A

                           COVER-ALL TECHNOLOGIES INC.

                             AUDIT COMMITTEE CHARTER

The Audit Committee (the "Committee") of the Board of Directors (the "Board") of Cover-All Technologies Inc., a Delaware corporation (the "Corporation"), will have the oversight responsibility, authority and duties described in this Charter.

Purpose

The primary purpose of the Committee is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (the "SEC"); (ii) the system of internal accounting and financial controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between the independent accountants, financial management and the Board. The Committee's responsibility is one of oversight, recognizing that the Corporation's management is responsible for preparing the Corporation's financial statements and that the independent accountants are responsible for auditing those financial statements. The independent accountants are ultimately accountable to the Committee and the Board for such accountants' audit of the financial statements of the Corporation.

Composition

The Committee shall be appointed annually by the Board and shall comprise at least three directors, each of whom shall meet the "independence" and "financial literacy" requirements of the National Association of Securities Dealers (the "NASD"), as described in Exhibit A, which is attached hereto. The Committee must be comprised solely of independent directors. In addition, at least one member of the Committee will possess financial expertise as defined by the NASD and described in Exhibit A hereto. The Board shall designate one member as Chair of the Committee.

Meetings

The Committee shall hold meetings as deemed necessary or desirable by the Chair of the Committee. In addition to such meetings of the Committee as may be required to perform the functions described under "Duties and Powers" below, the Committee shall meet at least annually with the chief financial officer and the independent accountants to discuss any matters that the Committee or any of these persons or firms believe should be discussed. The Committee may, at its discretion, meet in executive session with or without the presence of the independent accountants or corporate officers.

Duties and Powers

The following shall be the principal recurring functions of the Committee in carrying out its oversight responsibilities. The functions are set forth as a guide with the understanding that the Committee may modify or supplement them as appropriate.

Independent Accountants

      1. Review the performance of the independent accountants and make recommendations to the Board regarding the appointment or termination of the independent accountants. The outside auditor for the Corporation remains ultimately accountable to the Board of Directors and the Committee. The Board of Directors has the ultimate authority to select, evaluate and, where appropriate, replace the outside auditor, or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement.

      2. Ensure that the independent accountants prepare and deliver at least annually a formal written statement delineating all relationships between the independent accountants and the Corporation addressing at least the matters set forth in Independence Standards Board, Standard No. 1, Independence Discussions with Committees, as amended.

      3. Discuss with the independent accountants any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and recommend that the Board take appropriate action in response to the independent accountants' report to satisfy itself of the independent accountants' independence.

      4. Obtain from the independent auditors assurance that the audit was conducted in accordance with auditing standards generally accepted in the United States and rules and regulations set forth in Section 10A of the Securities Exchange Act of 1934, as amended.

      5.    Review the fees charged by the independent accountants.

Financial Statement and Reports

      6. Receive and review from management and the independent accountants a timely analysis of significant financial reporting issues and practices.

      7. Discuss with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Committees, as amended.

      8.    Meet with management and/or the independent accountants to:

            (i)   review the annual audit plans of the independent accountants;

            (ii)  discuss the annual consolidated financial statements;

            (iii) discuss any significant matters arising from any audit or report or communication relating to the consolidated financial statements;

            (iv) discuss significant proposed or contemplated changes to the Corporation's accounting principles, policies, controls, procedures, practices and auditing plans; and

            (v) inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks.

Reporting and Recommendations

      9. Determine, based on the reviews and discussions noted above, whether to recommend to the Board that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for filing with the SEC.

      10. Review the quarterly financial statements with financial management and the independent auditors prior to the filing of the Form 10-Q (or prior to the press release of results, if possible) to determine that the independent auditors do not take exception to the disclosure and content of the financial statements, and discuss any other matters required to be communicated to the Committee for purposes of this review.

      11. Prepare any report, including any recommendation of the Committee, required by the rules of the SEC to be included in the Corporation's annual proxy statement.

      12. Maintain minutes or other records of meetings and activities of the Committee.

      13. Report its activities to the Board on a regular basis and make such recommendations with respect to the above and other matters and take such other actions as the Committee or the Board may deem necessary or appropriate.

      14. Report the name of every Committee member below the Committee report.

      15.   Certify that:

            (i) the Committee has adopted a formal written Committee Charter and that the Committee annually reviews and reassesses the Charter's adequacy.

            (ii) The Committee has and will continue to have an Committee of at least three members, and that the Committee consists and will continue to consist solely of independent directors who meet the NASD independence and financial literacy requirements.

            (iii) The Committee has and will continue to have at least one director with special accounting or management expertise as defined by NASD.

      16. Include a copy of this Charter in the annual report to stockholders or the proxy statement (effective for year ending December 31, 2000) at least triennially or the year after any significant amendment to the Charter.

      17. Report the results of the annual audit to the Board. If requested by the Board, invite the independent accountants to attend the full Board meeting to assist in reporting the results of the annual audit or to answer other directors' questions. Alternatively, the other directors, particularly the other independent directors, may be invited to attend the Committee meeting during which the results of the annual audit are reviewed.

      18. Prepare any report the SEC requires the Corporation publish in its annual proxy statement, including but not limited to a report of the Committee placed in the Corporation's proxy statement for its annual meeting of stockholders, disclosing whether (1) the Committee has reviewed and discussed with management and the independent accountants, as well as discussed within the Committee (without management or the independent accountants present) the financial statements and the quality of accounting principles and significant judgements affecting the financial statements; (2) the Committee discussed with the accountants the independence of the accountants; and (3) based upon the Committee's review and discussions with management and the independent accountants, the Committee had recommended to the Board that the Corporation include the audited financials in its annual Form 10-K report.

Resources and Authority

The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage independent accountants for special audits, review and other procedures and to retain special counsel and other experts or consultants. Although the Committee has the powers and responsibilities this Charter establishes, the Committee has no duty to:

            (i) plan or conduct audits. The Corporation's independent accountants are responsible for planning and conducting audits.

            (ii) determine that the Corporation's financial statements are accurate, complete, or produced according to generally accepted accounting principles. The Corporation's management has this responsibility.

            (iii) ensure that the Corporation complies with all laws,
                  regulations, and the Corporation's code of ethical conduct. These responsibilities also rest with the Corporation's management.

Annual Review

The Committee shall review, on at least an annual basis, this Charter and the scope of the responsibilities of this Committee. Any proposed changes, where indicated, shall be referred to the Board for appropriate action.

Exhibit A

Independence Requirement

1.    The "independence" requirements are as follows:

      (i) No Committee member may have a business relationship with the Corporation. A person has a "business relationship" if she or he is partner in, or a controlling shareholder or executive officer of, any for-profit business organization to which the Corporation made, or from which the Corporation received, payments (other than those arising solely from investments in the Corporation's securities) that exceed five percent of the Corporation's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years.

      (ii) No Committee member may be an employee of the Corporation. Anyone currently employed by the Corporation or any affiliate, or employed during the past three years by the Corporation or any affiliate qualifies as an "employee."

      (iii) No Committee member may have received any compensation from the Corporation or any of its affiliates in excess of $60,000 during the previous fiscal year, excluding compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation.

      (iv) No immediate family member of an executive officer of the Corporation or any affiliate may qualify as "independent." Any immediate family member of anyone employed as an executive by the Corporation or any affiliate within the past three years also fails to qualify as "independent." A person's immediate family includes his or her spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in that individual's home.

      (v) No Committee member may serve as an executive of another entity where any of the Corporation's executives belongs to the compensation committee.

2.    Exceptions to the Independence Requirement:

      (i) One director who is not "independent" and is not a current employee or an immediate family member of such employee, may be appointed to the Committee, if the Board, under "exceptional and limited circumstances," determines that membership on the Committee by the individual is required by the best interests of the Corporation and its shareholders. A Corporation may appoint to its Committee one non-independent director only in exceptional and limited circumstances.

      (ii) The board must disclose, in the next annual Proxy Statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

Financial Literacy Requirement

A person qualifies as "financially literate" if he or she can read and understand fundamental financial statements or will become able to read and understand fundamental financial statements within a reasonable time after his or her appointment to the Committee. Fundamental financial statements include the Corporation's balance sheet, income statement, and cash flow statement.

Financial Expertise Requirement

A person meets the "financial expertise" requirement if she or he has (i) past employment experience in finance or accounting, and (ii) professional certification in accounting or other comparable experience or background which results in his or her financial sophistication, including past or current employment as a Chief Executive Officer, Chief Financial Officer, of other senior officer with financial oversight responsibilities.

Grandfather Clause and Deadline

Any member of the Committee not presently financially literate must meet the financial literacy requirements within a "reasonable time." Companies have until June 14, 2001 to comply with the Committee composition requirements, including the number of independent directors, the applicable independence, financial literacy and financial expertise standards.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                           COVER-ALL TECHNOLOGIES INC.

      The undersigned, a stockholder of COVER-ALL TECHNOLOGIES INC., a Delaware corporation (the "Company"), does hereby appoint John Roblin and Ann Massey and each of them as Proxies with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Stockholders of the Company to be held at the Sheraton Crossroads Hotel, Crossroads Corporate Center, 1 International Boulevard, Mahwah, New Jersey 07495, on June 21, 2001 at 9:30 a.m., local time, and at any adjournment or adjournments thereof, all of the shares of the Company's Common Stock that the undersigned would be entitled to vote if personally present.

      The undersigned hereby instructs said proxies or their substitutes:

1. To elect a class of directors consisting of one director to serve for a term of three years and until his successor shall have been duly elected and qualified:

      |_|  Vote FOR the nominee listed     |_| WITHHOLD AUTHORITY to
           below                               vote for the nominee listed below

                           NOMINEE: James R. Stallard

2. DISCRETIONARY AUTHORITY: To vote with discretionary authority with respect to all other matters which may properly come before the Annual Meeting or any adjournment thereof.

                                   (continued, and to be signed on reverse side)

                           (continued from other side)

THIS PROXY WILL BE VOTED AS SPECIFIED EXCEPT THAT IF NO INSTRUCTIONS ARE INDICATED, IT WILL BE VOTED "FOR" PROPOSAL 1.

                        Please sign exactly as your name appears hereon. If stock is held jointly, signature should include both names. Administrators, Trustees, Guardians and others signing in a representative capacity, please give your full titles.

                        Dated: ___________________________________________, 2001

                        __________________________________________________(L.S.)

                        __________________________________________________(L.S.)
                                            Signature(s)

Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed
Envelope.